Registration No. 333-______

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No. |_| Post-Effective Amendment No.

(Check appropriate box or boxes)

DREYFUS GROWTH AND INCOME FUND, INC.

(Exact Name of Registrant as Specified in Charter)
(To be renamed at a later date)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

          It is proposed that this filing will become effective on January 17, 2005 pursuant to Rule 488.

          An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS GROWTH AND INCOME FUND, INC.
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.	PROSPECTUS/PROXY STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Transaction	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Not Applicable Persons Deemed to be Underwriters

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Dreyfus Premier Growth and Income Fund, Inc.(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of Dreyfus Premier Equity Funds, Inc. dated February 1, 2004(2)

Item 14.	Financial Statements	Annual Report of Dreyfus Premier Growth and Income Fund, a series of Dreyfus Premier Equity Funds, Inc. dated September 30, 2004(3); Annual Report of Registrant dated October 31, 2004(4)

PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

__________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A, filed December 17, 2004 (File No. 33-44004).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A of Dreyfus Premier Equity Funds, Inc., filed January 27, 2004 (File No. 2-30806).

(3)	Incorporated herein by reference to Dreyfus Premier Growth and Income Fund's Annual Report, filed November 26, 2004 (File No. 811-02488).

(4)	Incorporated herein by reference to Registrant's Annual Report, to be filed on or about December 30, 2004 (File No. 811-06474).

DREYFUS PREMIER GROWTH AND INCOME FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

           As a shareholder of Dreyfus Premier Growth and Income Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Growth and Income Fund, Inc. (the "Acquiring Fund"), in exchange for Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has the same investment objectives and substantially similar management policies as the Fund. The Fund is a series of Dreyfus Premier Equity Funds, Inc. (the "Company").

           The Dreyfus Corporation ("Dreyfus"), the Fund's and Acquiring Fund's investment adviser, has reviewed all of the equity and bond funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. The Fund is one of the funds that Dreyfus recommended, and the Company's Board of Directors approved, be consolidated with another fund in the Dreyfus Family of Funds. The Acquiring Fund, like the Fund, invests primarily in stocks of domestic and foreign issuers. The Company's Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger fund. Dreyfus believes that the reorganization could promote more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization. The Directors believe that the proposal set forth in the enclosed notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote FOR the proposal.

           Remember, your vote is extremely important, no matter how large or small your Fund holdings. To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, Stephen E. Canter President

January __, 2005

TRANSFER OF THE ASSETS OF
DREYFUS PREMIER GROWTH AND INCOME FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS GROWTH AND INCOME FUND, INC.

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS PREMIER GROWTH AND INCOME FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Growth and Income Fund, Inc. (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about April 18, 2005 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Premier Growth and Income Fund (the "Fund"). The Fund will then cease operations as a series of Dreyfus Premier Equity Funds, Inc. (the "Company"). You will receive Class A, Class B, Class C, Class R or Class T shares of the Acquiring Fund corresponding to your Class A, Class B, Class C, Class R or Class T shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which has substantially more assets and is estimated to have lower total fund operating expenses than the Fund, Dreyfus should be able to provide more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. Both the Fund and the Acquiring Fund seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue these goals, the Acquiring Fund and the Fund each invest primarily in stocks of domestic and foreign issuers. The funds' stock investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings. In choosing stocks, the Acquiring Fund and Fund each employ fundamental analysis, generally seeking companies with strong positions in their industries, and companies with a catalyst that can trigger a price increase. Income is generated primarily from investments in dividend-paying stocks. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization.

WILL I BE OFFERED THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege are available to shareholders of the Acquiring Fund, but you may have to update the new account information with your payroll department or government agency.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE?

No. Under its agreement with Dreyfus, the Fund and the Acquiring Fund each pay Dreyfus a management fee at the annual rate of 0.75% of the value of the respective fund's average daily net assets.

WILL I BE CHARGED A SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE PROPOSED REORGANIZATION?

No. No sales charge or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Board of Directors has determined that reorganizing the Fund into the Acquiring Fund, which has the same investment objectives and substantially similar investment policies as the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger fund which is estimated to have lower total fund operating expenses. By combining the Fund with the Acquiring Fund, Dreyfus should be able to provide more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Board of Directors believes the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Directors recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

• • • •	By mail, with the enclosed proxy card and postage-paid envelope;
By telephone, with a toll-free call to the number listed on your proxy card;
Through the Internet, at the website address listed on your proxy card; or
In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER GROWTH AND INCOME FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

           A Special Meeting of Shareholders of Dreyfus Premier Growth and Income Fund (the "Fund"), a series of Dreyfus Premier Equity Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, April 7, 2005, at 9:30 a.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Growth and Income Fund, Inc. (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C, Class R and Class T shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and be terminated as a series of the Company; and

1.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on January 26, 2005 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors Michael A. Rosenberg Secretary

New York, New York
January __, 2005

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS PREMIER GROWTH AND INCOME FUND
(A Series of Dreyfus Premier Equity Funds, Inc.)

To and in Exchange for Class A, B, C, R and T Shares of

DREYFUS GROWTH AND INCOME FUND, INC.

PROSPECTUS/PROXY STATEMENT
January __, 2005

Special Meeting of Shareholders
To Be Held on Thursday, April 7, 2005

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Premier Equity Funds, Inc. (the "Company") on behalf of Dreyfus Premier Growth and Income Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, April 7, 2005, at 9:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on January 26, 2005 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets to Dreyfus Growth and Income Fund, Inc. (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class B, Class C, Class R or Class T shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated January __, 2005 relating to this Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have identical investment objectives and substantially similar investment management policies. The Fund and the Acquiring Fund also have the same primary portfolio manager. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund's Prospectus dated January __, 2005 and Annual Report for its fiscal year ended October 31, 2004 (including its audited financial statements for the fiscal year) each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus and its Annual Report for the fiscal year ended September 30, 2004, please call your financial adviser, or call 1-800-554-4611, visit the Dreyfus.com website or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B, Class C, Class R and Class T shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of October 29, 2004, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding 1,844,031	Class B Shares Outstanding 481,529	Class C Shares Outstanding 136,927	Class R Shares Outstanding 91,332	Class T Shares Outstanding 12,551

           Proxy materials will be mailed to shareholders of record on or about February 3, 2005.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization	A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE
ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Company's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company or the Acquiring Fund, has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C, Class R and Class T Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will be terminated as a series of the Company and cease operations.

           As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

           The Company's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Fund and the Acquiring Fund have identical investment goals and substantially similar investment approaches. The Fund and the Acquiring Fund seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. These investment objectives are fundamental policies which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

           To pursue these goals, the Fund and the Acquiring Fund each invest primarily in stocks of domestic and foreign issuers. The funds' stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs).

           Each fund's investment strategy combines market economics with fundamental research. The portfolio managers begin by assessing current economic conditions and forecasting economic expectations. Each economic sector of the Standard & Poor's® 500 Composite Stock Price Index ("S&P 500") is examined to determine the sector's market capitalized weighting and to estimate the performance of the sector relative to the S&P 500 as a whole. A balance is determined for each fund, giving greater weight to sectors that are expected to outperform the overall market and less weight to sectors that are expected to underperform the overall market.

           In choosing stocks, the Acquiring Fund, like the Fund, employs fundamental analysis, generally seeking companies with strong positions in their industries, and companies with a catalyst that can trigger a price increase (such as accelerating earnings growth, a corporate restructuring or change in management). For each fund, the portfolio managers seek to create a broadly diversified core portfolio comprised of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. Income is generated primarily from dividend-paying stocks in which the funds may invest. For each fund, the portfolio managers select stocks based on:

• • •	value, or how a stock is priced relative to its perceived intrinsic worth growth, in this case the sustainability or growth of earnings or cash flow financial profile, which measures the financial health of the company

           The Acquiring Fund, like the Fund, typically sells a stock when the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment, or a more attractive opportunity has been identified.

           Each fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. Each fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

           The Acquiring Fund may invest up to 2%, and the Fund may invest up to 5%, of their respective assets in warrants, except that its limitation does not apply to warrants purchased by the fund that are sold in units with, or attached to, other securities.

           The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's or Acquiring Fund's total assets.

           The Acquiring Fund, like the Fund, is a "non-diversified" fund, which means that the percentage of the Acquiring Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" fund is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer.

           For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Company and Funds" in the Fund's Statement of Additional Information and "Description of the Fund" in the Acquiring Fund's Statement of Additional Information.

           Main Risks. Because each fund has the same investment objectives and substantially similar investment policies and restrictions, the principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•	Market risk. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Foreign investment risk. To the extent the Acquiring Fund or the Fund invests in foreign securities, the respective fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•	Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the relevant fund's volatility.

•	Growth and value stock risk. By investing in a mix of growth and value companies, the Acquiring Fund and the Fund assume the risks of both. Because different types of stocks tend to shift in and out of favor depending on the market and economic conditions, each fund's performance may sometimes be lower or higher than other types of funds. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns. Value companies involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

•	IPO risk. Each fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

•	Market sector risk. Each fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	Leveraging risk. To the extent the Acquiring Fund or the Fund uses leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, the respective fund's gains or losses will be magnified.

•	Derivatives risk. The Fund and the Acquiring Fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with such fund's other investments.

•	Short sale risk. The Fund and the Acquiring Fund may make short sales, which involves selling a security the fund does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•	Non-diversification risk. Each fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

           The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           At times, the Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

           Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, it might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

           See "Main Risks" in the relevant Prospectus and "Description of the Company and Funds" in the Fund's Statement of Additional Information and "Description of the Fund" in the Acquiring Fund's Statement of Additional Information for a more complete description of investment risks.

           Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A or Class T shares of the Fund and the Acquiring Fund are identical. The maximum sales charge imposed on the purchase of Class A shares of the Fund and the Acquiring Fund is 5.75%. The maximum sales charge imposed on the purchase of Class T shares of the Fund and the Acquiring Fund is 4.50%. In addition, Fund and Acquiring Fund Class A and Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to the same 1.00% CDSC. The CDSCs imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund also are identical. See "Account Policies—Share Class Charges" in the Fund's Prospectus and "Shareholder Guide" in the Acquiring Fund's Prospectus for a discussion of sales charges and the CDSC. No sales charge or CDSC will be imposed at the time of the Reorganization.

           Fees and Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of September 30, 2004. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of September 30, 2004, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

                                                                                             Pro Forma After
                                                                                              Reorganization
                                                Fund               Acquiring Fund             Acquiring Fund
                                               Class A                Class A                    Class A
                                             ------------          --------------            ---------------
  Management fees                               .75%                    .75%                       .75%
  Rule 12b-1 fee                                None                    none                       none
  Shareholder services fee                      .25%                    .25%                       .25%
  Other expenses                                .55%                    .24%*                      .24%*
  --------------
  Total                                        1.55%                   1.24%                      1.24%

                                                                                             Pro Forma After
                                                                                              Reorganization
                                                Fund               Acquiring Fund             Acquiring Fund
                                               Class B                Class B                    Class B
                                             ------------          --------------            ---------------
  Management fees                               .75%                    .75%                       .75%
  Rule 12b-1 fee                                .75%                    .75%                       .75%
  Shareholder services fee                      .25%                    .25%                       .25%
  Other expenses                                .64%                    .30%*                      .30%*
  --------------
  Total                                        2.39%                   2.05%                      2.05%

                                                                                             Pro Forma After
                                                                                              Reorganization
                                                Fund               Acquiring Fund             Acquiring Fund
                                               Class C                Class B                    Class B
                                             ------------          --------------            ---------------
  Management fees                               .75%                    .75%                       .75%
  Rule 12b-1 fee                                .75%                    .75%                       .75%
  Shareholder services fee                      .25%                    .25%                       .25%
  Other expenses                                .51%                    .25%*                      .25%*
  --------------
  Total                                        2.26%                   2.00%                      2.00%

                                                                                             Pro Forma After
                                                                                              Reorganization
                                                Fund               Acquiring Fund             Acquiring Fund
                                               Class R                Class B                    Class B
                                             ------------          --------------            ---------------
  Management fees                               .75%                    .75%                       .75%
  Rule 12b-1 fee                                none                    none                       none
  Shareholder services fee                      none                    none                       none
  Other expenses                                .65%                    .64%*                      .64%*
  --------------
  Total                                        1.40%                   1.39%                      1.39%

                                                                                             Pro Forma After
                                                                                              Reorganization
                                                Fund               Acquiring Fund             Acquiring Fund
                                               Class T                Class B                    Class B
                                             ------------          --------------            ---------------
  Management fees                               .75%                   .75%                        .75%
  Rule 12b-1 fee                                .25%                   .25%                        .25%
  Shareholder services fee                      .25%                   .25%                        .25%
  Other expenses                                1.17%                 1.15%*                      1.15%*
  --------------
  Total                                         2.42%                 2.40%                       2.40%

_________________
*      "Other expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Expense example

           This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures for the Acquiring Fund pro forma after the Reorganization would be the same as those shown for the Acquiring Fund. Because actual return and expenses will be different, the example is for comparison only.

                                   Fund                                                 Acquiring Fund
            ---------------------------------------------------   -----------------------------------------------------------
             Class A    Class B    Class C   Class R    Class T   Class A     Class B       Class C    Class R    Class T
             Shares     Shares*    Shares*   Shares     Shares    Shares      Shares*       Shares*    Shares     Shares
             ------     -------    -------   ------     ------    ------      -------       -------    ------     ------
1 Year       $724      $642/        $329/       $143      $684      $694        $608/        $303/       $142       $682
                       $242         $229                                        $208         $203

3 Years      $1,036    $1,045/      $706/       $443    $1,171      $946        $943/        $627/       $440     $1,165
                       $745         $706                                        $643         $627

5 Years      $1,371    $1,475/      $1,210/     $776    $1,682    $1,217      $1,303/      $1,078/       $761     $1,673
                       $1,275       $1,210                                    $1,103       $1,078

10 Years     $2,314    $2,326**/    $2,595/   $1,680    $3,082    $1,989      $1,980**/    $2,327/     $1,669     $3,063
                       $2,326**     $2,595                                    $1,980**     $2,327

____________
*         With redemption/without redemption.
**      Assumes conversion of Class B to Class A at end of sixth year following the date of purchase.

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year and the bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class Z shares from year to year. Sales loads are not reflected in the charts; if they were, the returns shown would have been lower. The table for the Fund compares the average annual total returns of the Fund's Class A, Class B, Class C, Class R, and Class T shares to those of the S&P 500, a widely recognized, unmanaged index of stock performance. The table for the Acquiring Fund compares the average annual total returns of the Acquiring Fund's Class Z shares to those of the S&P 500. Sales loads are not reflected in the tables; if they were, the returns shown would have been lower. Since Class A, B, C, R and T shares of the Acquiring Fund are new, past performance information is not available for those classes. There are no sales loads for Class Z shares of the Acquiring Fund. There will be no exchange of Class Z shares of the Acquiring Fund in the Reorganization. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results. For each fund, the share classes invest in the same portfolio of securities. Performance for each share class will vary from the performance of the respective fund's other share classes due to differences in charges and expenses. After the Reorganization, Class Z shares of the Acquiring Fund generally will not be available for new accounts.

           After-tax performance is shown only for Class Z shares of the Acquiring Fund and Class A shares of the Fund, respectively. After-tax performance of the respective fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class Z Shares
Year-by-year total returns as of 12/31 each year (%)

-5.19	+25.03	+14.42	+15.96	+12.83	+16.80	-3.82	-6.12	-25.10	+26.34

'94	'95	'96	'97	'98	'99	'00	'01	'02	'03

Best Quarter: Worst Quarter:	Q4 '98 Q3 '02	+18.54% -18.37%

The year-to-date total return for Class Z shares of the Acquiring Fund as of 9/30/04 was -1.78%.

Acquiring Fund — Class Z Shares
Average annual total returns as of 12/31/03

Share class                       1 Year          5 Years          10 Years
----------------------------- --------------- ----------------- ----------------
Class Z
returns before taxes              26.34%           -0.04%            5.88%
                              --------------- ----------------- ----------------
Class Z
returns after taxes on
distributions                     26.23%           -1.25%            3.68%
                              --------------- ----------------- ----------------
Class Z
returns after taxes on
distributions and sale of
fund shares                       17.24%           -0.49%            3.97%
                              --------------- ----------------- ----------------
S&P 500
reflects no deduction for
fees, expenses or taxes           28.67%           -0.57%           11.06%
                              --------------- ----------------- ----------------

Fund-- Class A Shares
Year-by-year total returns as of 12/31 each year (%)

+48.63	+19.74	+11.14	+15.77	-4.22	-6.83	-25.69	+25.86

'94	'95	'96	'97	'98	'99	'00	'01	'02	'03

Best Quarter: Worst Quarter:	Q1 '96 Q3 '02	+30.50% -18.64%

The year-to-date total return for Class A shares of the Fund as of 9/30/04 was -2.37%.

Fund — (without sales charges)
Average annual total returns as of 12/31/03

Share class/
inception date                    1 Year          5 Years       Since inception
----------------------------- --------------- ----------------- ----------------
Class A (12/29/95)
returns before taxes              25.86%           -0.69%           8.42%
                              --------------- ----------------- ----------------

Class A
returns after taxes on
distributions                     25.86%           -1.37%           7.01%
                              --------------- ----------------- ----------------

Class A
returns after taxes on
distributions and sale of
fund shares                       16.81%           -0.74%           6.66%
                              --------------- ----------------- ----------------

Class B  (12/29/95)
returns before taxes              24.73%           -1.45%           7.81%*
                              --------------- ----------------- ----------------

Class C  (12/29/95)
returns before taxes              24.90%           -1.41%            7.61%
                              --------------- ----------------- ----------------

Class R (12/29/95)
returns before taxes              26.09%           -0.60%            8.66%
                              --------------- ----------------- ----------------

Class T  (2/1/00)
returns before taxes              24.67%            n/a             -4.49%
                              --------------- ----------------- ----------------

S&P 500
reflects no deduction for
fees, expenses or taxes           28.67%           -0.57%           9.38%**
----------------------------- --------------- ----------------- ----------------

*        Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
**      For comparative purposes, the value of the index on 12/31/95 is used as the beginning value on 12/29/95. For the period 2/1/00 through 12/31/03, the average annual total return of the S&P 500 was –4.20%. For comparative purposes, the value of the index on 1/31/00 is used as the beginning value on 2/1/00.

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $156 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon Financial"), a global financial services company with approximately $3.7 trillion of assets under management, administration or custody, including approximately $670 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

           Primary Portfolio Manager. Emerson Tuttle has been the Fund's and the Acquiring Fund's primary portfolio manager since October 2004. Mr. Tuttle has been employed by Dreyfus since January 2002, and is senior vice president of The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus. Prior to joining TBCAM in September 2001, he was a principal at State Street Global Advisors where he was employed from April 1981 to September 2001.

           Board Members. The Fund and the Acquiring Fund have the same Board members. None of the Board members of the Fund or the Acquiring Fund is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members"). For a description of the Board members, see each fund's Statement of Additional Information.

           Capitalization. The Fund has classified its shares into five classes - Class A, Class B, Class C, Class R and Class T - and the Acquiring Fund has classified its shares into six classes - Class A, Class B, Class C, Class R, Class T and Class Z. Because the Fund does not offer Class Z shares, there will be no exchange for Class Z shares of the Acquiring Fund. Classes A, B, C, R and T shares of the Acquiring Fund are new and have been authorized by the Acquiring Fund's Board to be issued to Fund shareholders in connection with the Reorganization. The following table sets forth as of October 29, 2004 (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares* and (3) the pro forma capitalization of each class of the Acquiring Fund's shares,* as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                                       Pro Forma After
                                                                                        Reorganization
                                         Fund               Acquiring Fund             Acquiring Fund
                                        Class A                Class A                    Class A
                                      ------------          --------------            ---------------
Total net assets                     $30,912,707                  $0                   $30,912,707
Net asset value                           $16.76                  N/A                       $16.76
  per share
Shares outstanding                     1,844,031                  None                   1,844,031

                                                                                       Pro Forma After
                                                                                        Reorganization
                                         Fund               Acquiring Fund             Acquiring Fund
                                        Class B                Class B                    Class B
                                       ------------          --------------            ---------------
Total net assets                      $7,585,089                  $0                   $7,585,089
Net asset value                           $15.75                  N/A                      $15.75
  per share
Shares outstanding                       481,529                  None                    481,529

                                                                                       Pro Forma After
                                                                                        Reorganization
                                         Fund               Acquiring Fund             Acquiring Fund
                                        Class C                Class C                    Class C
                                      ------------          --------------            ---------------
Total net assets                      $2,167,833                  $0                   $2,167,833
Net asset value                           $15.83                  N/A                      $15.83
  per share
Shares outstanding                       136,927                  None                    136,927

                                                                                       Pro Forma After
                                                                                        Reorganization
                                         Fund               Acquiring Fund             Acquiring Fund
                                        Class R                Class R                    Class R
                                     ------------          --------------            ---------------
Total net assets                          $1,536                  $0                       $1,536
Net asset value                           $16.82                  N/A                      $16.82
  per share
Shares outstanding                            91                  None                         91

                                                                                       Pro Forma After
                                                                                        Reorganization
                                         Fund               Acquiring Fund             Acquiring Fund
                                        Class T                Class T                     Class T
                                     ------------          --------------            ---------------
Total net assets                        $200,887                  $0                     $200,887
  Net asset value                         $16.01                  N/A                      $16.01
    per share
Shares outstanding                        12,551                  None                     12,551

________________
* Class A, Class B, Class C, Class R and Class T only.

           The Acquiring Fund had approximately $832.8 million in total net assets (attributable to Class Z) as of October 29, 2004. The Acquiring Fund currently does not offer Class A, Class B, Class C, Class R or Class T shares. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See "Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Buy Shares" and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

           Distribution Plan. Class B, Class C and Class T shares of the Fund and the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the respective Rule 12b-1 Plan, each fund pays Dreyfus Service Corporation, its distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the value of the average daily net assets of Class T shares to finance the sale and distribution of such shares. Because the Rule 12b-1 Plan fees are paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time it will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan(s)--Distribution Plan" in the relevant Statement of Additional Information for a discussion of the Rule 12b-1 Plan.

           Shareholder Services Plan. Class A, Class B, Class C and Class T shares of the Fund and the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which each fund pays Dreyfus Service Corporation, its distributor, a fee at an annual rate of 0.25% of the value of the average daily net assets of the relevant class for providing shareholder services. See "Distribution Plan and Shareholder Services Plan(s)—Shareholder Services Plan(s)" in the relevant Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See "Selling Shares" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Redeem Shares" in the relevant Statement of Additional Information for a discussion of redemption procedures.

           Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders any dividends quarterly and capital gain distributions annually. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

REASONS FOR THE REORGANIZATION

           After reviewing the equity and bond funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management policies, Dreyfus recommended that the Fund be consolidated with the Acquiring Fund. The Board members of the Company and the Acquiring Fund have concluded that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Company's Board believes that the Reorganization will permit Fund shareholders to pursue the same investment goals in a larger fund without diluting such shareholders' interests. The funds have identical investment objectives and substantially similar investment policies. As of October 29, 2004, the Fund had net assets of approximately $40.9 million and the Acquiring Fund had net assets of approximately $832.8 million. By combining the Fund with the Acquiring Fund, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio and the benefits of economies of scale. In addition, the elimination of duplicative operations should enable the combined fund to be serviced and/or marketed more efficiently.

           The Acquiring Fund's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

           In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus, and not the Fund or the Acquiring Fund.

           For the reasons described above, the Board of Directors of the Company and Acquiring Fund, including the Independent Directors, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on April 18, 2005, or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class A, Class B, Class C, Class R and Class T shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding classes of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           On or prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

           As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C, Class R and Class T shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Class A, Class B, Class C, Class R and Class T shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Company and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the Fund's shareholders of record. Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the transfer agent of the Acquiring Fund.

           The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund.

           The total expenses of the Reorganization are expected to be approximately $74,000, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Company's Board. The cost of such outside firm solicitation, which will be borne by Dreyfus, is estimated to be approximately $______.

           If the Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares, the Acquiring Fund's assumption of the Fund's stated liabilities and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund and the Acquiring Fund, to the effect that, on the basis of the then-existing provisions of the Code, Treasury regulations issued thereunder, then-current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class B, Class C, Class R and Class T shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Class A, Class B, Class C, Class R and Class T shares to Fund shareholders constructively in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B, Class C, Class R and Class T shares for Acquiring Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class B, Class C, Class R and Class T shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class B, Class C, Class R and Class T shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the Closing Date); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

           As of the Fund's fiscal year ended September 30, 2004, the Fund has an unused capital loss carryforward of approximately $7,366,145. There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different years. Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Reorganization is consummated it is expected that some or all of the Fund's capital loss carryforward may expire unused.

Required Vote and Board's Recommendation

           The Company's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. Pursuant to the Company's Charter, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE COMPANY'S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Prospectus of the Acquiring Fund, forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 33-44004). The Acquiring Fund is incorporated under the name Dreyfus Growth and Income Fund, Inc. and intends to change its name to Dreyfus Premier Growth and Income Fund, Inc. and issue Class A, B, C, R and T shares only if the Reorganization is approved by Fund shareholders and consummated. Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 2-30806).

           Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and the directors of all or substantially all of the Dreyfus funds and the Dreyfus Founders funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors, and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004. While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

           The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm will be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of one-third of the Fund's outstanding shares entitled to vote at the Meeting.

           The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

           As of December 1, 2004, the following were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated class of the Fund:

                                                                 Percentage of
                                                              Outstanding Shares
   Class A                                                  -------------------
                                                        Before               After
   Name and Address                                 Reorganization       Reorganization
   ----------------                                 --------------       --------------
   National Financial Services                           16.63%               16.63%
   82 Devonshire Street
   Boston, MA 02109-3605

   Pershing LLC                                           6.08%                6.08%
   Pershing Division--Transfer Dept.
   P.O. Box 2052
   Jersey City, NJ 07303-2052

   First Clearing LLC                                     5.98%                5.98%
   10750 Wheat First Drive
   Glen Allen, VA 23060

   Class B
   -------                                              Before               After
   Name and Address                                 Reorganization       Reorganization
   ----------------                                 --------------       --------------
   Merrill Lynch, Pierce, Fenner & Smith                  13.00%               13.00%
   4800 Deer Lake Drive East
   3rd Floor
   Jacksonville, FL 32246

   National Financial Services                            12.91%               12.91%
   82 Devonshire Street
   Boston, MA 02109

   First Clearing LLC                                     12.31%               12.31%
   10750 Wheat First Drive
   Glen Allen, VA 23060

   Pershing LLC                                            5.79%                5.79%
   Pershing Divisio--Transfer Dept.
   P.O. Box 2052
   Jersey City, NJ 07303

   Class C
   -------                                              Before               After
   Name and Address                                 Reorganization       Reorganization
   ----------------                                 --------------       --------------
   Merrill Lynch, Pierce, Fenner & Smith                  16.35%               16.35%
   4800 Deer Lake Drive East
   3rd Floor
   Jacksonville, FL 32246

   First Clearing LLC                                     13.29%               13.29%
   10750 Wheat First Drive
   Glen Allen, VA 23060

   National Financial Services                             9.36%                9.36%
   82 Devonshire Street
   Boston, MA 02109

   Pershing LLC                                            7.63%                7.63%
   Pershing Division--Transfer Dept.
   P.O. Box 2052
   Jersey City, NJ 07303

   A.G. Edwards & Sons, Inc.                               5.88%                5.88%
   P.O. Box 795068
   St. Louis, MO 63179

   Class R
   -------                                              Before               After
   Name and Address                                 Reorganization       Reorganization
   ----------------                                 --------------       --------------
   MBC Investments Corporation                            64.63%               64.63%
   c/o Mellon Financial Corporation
   4001 Kennett Pike, Suite 218
   2 Greenville Crossing
   Greenville, DE 19807

   Dreyfus Trust Company                                  20.83%               20.83%
   Seth Meisel--403(B) 7 Plan
   861 Terry Place
   Madison, WI 53711

   Dreyfus Trust Company                                  14.53%               14.53%
   Wesal Al-Khafaji--403(B) 7 Plan
   3645 Oak Drive
   Ypsilanti, MI 48197

   Class T
   -------                                              Before               After
   Name and Address                                 Reorganization       Reorganization
   ----------------                                 --------------       --------------
   Circle Trust Company                                   21.63%               21.63%
   FBO CTR PHY Rehabilitation
   Profit Sharing and 401k Plan
   Metro Center
   1 Station Place
   Stamford, CT 06902

   Circle Trust Company                                   11.27%               11.27%
   FBO Hargis Industries Inc.
   Profit Sharing and 401k Plan
   Metro Center
   1 Station Place
   Stamford, CT 06902

   Circle Trust Company                                    7.18%                7.18%
   FBO Goldk Omnibus Account
   Metro Center
   1 Station Place
   Stamford, CT 06902

   Circle Trust Company                                    5.41%                5.41%
   FBO Multi Light Broadway Sign Co
   Profit Sharing Plan
   Metro Center
   1 Station Place
   Stamford, CT 06902

   Circle Trust Company                                    5.39%                5.39%
   FBO Val C. Ellis Inc. 401k Plan
   Metro Center
   1 Station Place
   Stamford, CT 06902

           As of December 1, 2004, no shareholders owned of record or beneficially 5% or more of the outstanding voting shares of any class of the Acquiring Fund.

          As of December 1, 2004, Board members and officers of the Company and the Acquiring Fund, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Fund for the fiscal year ended September 30, 2004 and the audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2004 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the Fund's and the Acquiring Fund's independent registered public accounting firm, given on their authority as experts in accounting and auditing.

OTHER MATTERS

          The Company's Directors are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of December __, 2004 (the "Agreement"), between DREYFUS PREMIER EQUITY FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS PREMIER GROWTH AND INCOME FUND (the "Fund"), and DREYFUS GROWTH AND INCOME FUND, INC. (the "Acquiring Fund"), a Maryland corporation.

          This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A shares ("Acquiring Fund Class A Shares"), Class B shares ("Acquiring Fund Class B Shares"), Class C shares ("Acquiring Fund Class C Shares"), Class R shares ("Acquiring Fund Class R Shares") and Class T shares ("Acquiring Fund Class T Shares" and, together with Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares and Acquiring Fund Class R Shares, the "Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund is a non-diversified series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a non-diversified, registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their respective shares of common stock;

           WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Acquiring Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

           1.     THE REORGANIZATION.

           1.1     Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

           1.2     The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.3     Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

           1.4     The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

           1.5     As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's Class A, Class B, Class C, Class R and Class T shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R Shares and Acquiring Fund Class T Shares, respectively, received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

           1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

           1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

           1.8     Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

           2.     VALUATION.

           2.1     The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended (the "Acquiring Fund's Charter"), and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.2     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.3     The number of Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R Shares and Acquiring Fund Class T Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Class A Share, Acquiring Fund Class B Share, Acquiring Fund Class C Share, Acquiring Fund Class R Share or Acquiring Fund Class T Share, as the case may be, determined in accordance with paragraph 2.2.

           2.4     All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

           3.     CLOSING AND CLOSING DATE.

           3.1     The Closing Date shall be April 18, 2005, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

           3.2     The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

           3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

           3.4     The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Class A, Class B, Class C, Class R and Class T Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class R and Class T shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

           4.     REPRESENTATIONS AND WARRANTIES.

           4.1     The Company, on behalf of the Fund, represents and warrants to the Acquiring Fund as follows:

                (a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, with power to carry out its obligations under this Agreement.

                (b) The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                (c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation, as amended (the "Company's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

                (e) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (g) The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended September 30, 2004 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                (h) Since September 30, 2004 there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

                (i) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (j) For each taxable year of its operation (including the taxable year ending at the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (k) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                (l) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (n) The proxy statement of the Company (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

           4.2     The Acquiring Fund represents and warrants to the Company, on behalf of the Fund, as follows:

                (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, with power to carry out its obligations under this Agreement.

                (b) The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund Shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (f) The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended October 31, 2004 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                (g) Since October 31, 2004, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and will meet such requirements for the taxable year in which the Closing occurs.

                (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                (m) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                (n) The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Fund conducted before the Reorganization and (ii) use a significant portion of the Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the regulations under the Code) in that business.

                (o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

           5.     COVENANTS OF THE ACQUIRING FUND AND THE COMPANY, ON BEHALF OF THE FUND.

           5.1     The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

           5.2     The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3     Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

           5.5     The Company will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

           5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           6.1     All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           6.2     The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

           6.3     The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

           7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

          The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1     All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           7.2     The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

           8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter.

           8.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

           8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           8.5     The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

           8.6     The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                (a) The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders constructively in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

          No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           9.     TERMINATION OF AGREEMENT; EXPENSES.

           9.1     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

           9.2     If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Directors, officers or shareholders of the Acquiring Fund or of the Company, as the case may be, in respect of this Agreement.

           9.3     Dreyfus shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

           10.     WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

           11.     MISCELLANEOUS.

           11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

           11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

           11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

           11.4     This Agreement may be amended only by a signed writing between the parties.

           11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          IN WITNESS WHEREOF, the Company and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS PREMIER EQUITY FUNDS, INC., on behalf of Dreyfus Premier Growth and Income Fund By: Stephen E. Canter, President

ATTEST: Michael A. Rosenberg, Secretary

DREYFUS GROWTH AND INCOME FUND, INC. By: Stephen E. Canter, President

ATTEST: Michael A. Rosenberg, Secretary

DREYFUS PREMIER GROWTH AND INCOME FUND

          The undersigned shareholder of Dreyfus Premier Growth and Income Fund (the "Fund"), a series of Dreyfus Premier Equity Funds, Inc. (the "Company"), hereby appoints Jeff Prusnofsky and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on January 26, 2005, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 9:30 a.m., on Thursday, April 7, 2005, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Growth and Income Fund, Inc. (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders in liquidation of the Fund, after which the Fund will cease operations and be terminated as a series of the Company.

FOR	AGAINST	ABSTAIN
2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THREE EASY WAYS TO VOTE YOUR PROXY

3.	TELEPHONE: Call 1-800-690-6903 and follow the simple instructions.

4.	INTERNET: Go to www.proxyweb.com, and follow the on-line directions.

5.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ___________________ ______________________ Signature(s) ______________________ Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

January __, 2005

Acquisition of the Assets of

DREYFUS PREMIER GROWTH AND INCOME FUND
(A series of Dreyfus Premier Equity Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-554-4611

By and in Exchange for Class A, B, C, R and T Shares of

DREYFUS GROWTH AND INCOME FUND, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-645-6561

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated January __, 2005 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Premier Growth and Income Fund (the "Fund"), a series of Dreyfus Premier Equity Funds, Inc. (the "Company"), in exchange for Class A, Class B, Class C, Class R and Class T shares of Dreyfus Growth and Income Fund, Inc. (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated January __, 2005.

2.	The Acquiring Fund's Annual Report for the fiscal year ended October 31, 2004.

3.	The Fund's Annual Report for the fiscal year ended September 30, 2004.

           The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated January __, 2005 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Fund's Statement of Additional Information dated January __, 2005 is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A, filed December 17, 2004 (File No. 33-44004). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated October 31, 2004, filed on or about December 23, 2004

          The Company's Statement of Additional Information dated February 1, 2004 is incorporated herein by reference to the Company's Post-Effective Amendment No. 74 to its Registration Statement on Form N-1A, filed January 27, 2004 (File No. 2-30806). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended September 30, 2004.

DREYFUS GROWTH AND INCOME FUND, INC.
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 23(b) of Part C of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, filed February 18, 2000.

Item 16	Exhibits. All references are to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A, filed on December 17, 2004 (File No. 33-44004) (the "Registration Statement") unless otherwise noted.

(1)	Registrant's Articles of Incorporation are incorporated by reference to Exhibit 1 of Post Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on December 29, 1994.

(2)	Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on February 18, 2000.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Management Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 18 to the Registration Statement.

(7)	Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 18 to the Registration Statement.

(8)	Not Applicable.

(9)(a)	Custody Agreement is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on February 21, 2003.

(10)(a)	Shareholder Services Plan for Classes A, B, C and T shares is incorporated by reference to Exhibit (h)(i) of Post-Effective Amendment No. 18 to the Registration Statement.

(10)(b)	Shareholder Services Plan for Class Z shares is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 18 to the Registration Statement.

(10)(c)	Distribution Plan (Rule 12b-1 Plan) is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 18 to the Registration Statement.

(10)(d)	Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 18 to the Registration Statement.

(11)(a)	Opinion of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on December 29, 2004.

(11)(b)	Consent of Registrant's counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Auditors.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)	Form of Proxy.*

____________________

*	Filed herewith.

**	To be filed by Post-Effective Amendment.

***	Filed as part of signature page.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 16th day of December, 2004.

DREYFUS GROWTH AND INCOME FUND, INC. (Registrant) By: /s/ Stephen E. Canter Stephen E. Canter, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints Mark N. Jacobs, James Windels, Michael A. Rosenberg, Steven F. Newman, Robert R. Mullery, Jeff Prusnofsky and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

            Signatures                              Title                     Date
            ----------                              -----                     -----

/s/ Stephen E. Canter                President (Principal Executive         12/17/04
-------------------------            Officer)
Stephen E. Canter

/s/ James Windels                    Treasurer (Principal Accounting        12/17/04
-------------------------            and Financial Officer)
James Windels

/s/ Joseph S. DiMartino              Chairman of the Board                  12/17/04
-------------------------
Joseph S. DiMartino

/s/ David P. Feldman                 Board Member                           12/17/04
-------------------------
David P. Feldman

/s/ Rosalind G. Jacobs               Board Member                           12/17/04
-------------------------
Rosalind G. Jacobs

/s/ Paul A. Marks                    Board Member                           12/17/04
-------------------------
Paul A. Marks

/s/ Martin Peretz                    Board Member                           12/17/04
-------------------------
Martin Peretz

/s/ Burt W. Wasserman                Board Member                           12/17/04
-------------------------
Arnold S. Hiatt

Exhibit Index

(11)(b) (14)	Consent of Registrant's Counsel Consent of Independent Auditors